John M. Perino
Vice President
Investor Relations
December 13, 2010
Charles A. Hinrichs
Vice President
Chief Financial Officer
Mark J. Gliebe
President
Chief Operating Officer
Henry Knueppel
Chairman
Chief Executive Officer
Regal Beloit’s acquisition of A.O. Smith’s
Electrical Products Company
A Strategically Important
Acquisition
Exhibit 99.2

Safe Harbor Statement
This presentation contains “forward-looking statements” as defined in the Private Securities Litigation
Reform Act of 1995.
Forward-looking statements represent our management’s judgment regarding future events.  In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words.
Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including:
our ability to timely and successfully consummate the acquisition of EPC, including the ability to satisfy all of the conditions precedent to consummation of the transaction; our ability to timely and successfully realize the potential synergies of the EPC transaction; economic changes in global markets where we do business, such as reduced demand for products we sell, weakness in the housing and commercial real estate markets, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated fluctuations in commodity prices and raw material costs; cyclical downturns affecting the global market for capital goods; unexpected issues, costs or liabilities arising from the acquisition and integration of EPC and other acquired companies and businesses, or the effects of purchase accounting that may be different than expected;
marketplace acceptance of new and existing products including the loss of, or a decline in business from, any significant customers; the impact of capital market transactions that we may effect; the availability and effectiveness of our information technology systems; unanticipated costs associated with litigation matters; actions taken by our competitors, including new product introductions or technological advances, and other events affecting our industry and competitors; difficulties in staffing and managing foreign operations; other domestic and international economic and political factors unrelated to our performance, such as the current substantial weakness in economic and business conditions; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on March 2, 2010 and from time to time in our reports filed with
U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements.  The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. See also Item 1A -
Risk Factors in the  Company’s Annual Report on Form 10-K filed on March 2, 2010.
The financial data  prior to fiscal 2009 included in this presentation have not been adjusted for our adoption of Financial Accounting Standards Board Staff
Position APB 14-1, "Accounting for Convertible Debt Instruments that May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)," the
effects of which are described in Note 2 to our Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q for the Quarterly Period
Ended August 6, 2010.

2 Agenda Transaction overview Overview of A.O. Smith Electrical Products Company Transaction rationale and analysis Questions

Overview of Regal Beloit’s acquisition of EPC
Acquiror
Regal Beloit Corporation
Target
Electrical Products Company (“EPC”) of A.O. Smith Corporation
Consideration
$875 million
–
$700 million of cash
–
$175 million of RBC stock
–
2,834,026 shares based on the 10-day volume weighted share price of $61.7496
Projected Synergies
and Tax Benefit
Targeted synergies of $30 million to $40 million achieved over 3 to 4 years
Tax benefits expected to be at least $45 million to $55 million
Projected Earnings
Impact
Accretive in the first full year following the acquisition excluding one-
time transaction-related expenses and purchase accounting
adjustments

Acquisition in line with strategic objectives
The Acquisition Of EPC Consistent With Regal Beloit’s Strategy
Objective
Increase revenues
by 15% annually
Objective
Improve
profitability
Objective
Improve customer
experience
Materially increases RBC top line
Additional channels to drive energy efficient technology
Approximately 150 unique patents
$30 million to $40 million of projected synergies
Provides meaningfully greater scale
EPC has improved profitability over the last two years
Allows RBC to offer a more complete suite of products and technologies to its customers
Combined energy efficient technology provides ability to deliver additional value to customers

EPC
Key facts and figures
General
Industries
8%
Pump
16%
HVAC&R
21%
Hermetic
31%
Distribution
24%
Revenue distribution (based on 2010E):
7,800 employees as of 9/30/10
$688 million of revenue for LTM 9/30/10
Headquarters: Tipp City, Ohio
Manufacturing footprint: Global in low-cost regions

EPC’s Low Cost Manufacturing Footprint
United States
Headquarters, 2 Manufacturing Facilities, 2
Distribution Facilities
.
751 Employees
Gainsborough, United Kingdom
Manufacturing Facility
91 Employees
China
3 Manufacturing Facilities, 1 Procurement
Office
2,317 Employees
Dubai, UAE
Sales Office
3 Employees
Singapore
Sales Office
4 Employees
Mexico
13 Manufacturing Facilities, 1 Center of Excellence, 1
Warehouse
4,693 Employees

EPC’s Track Record of New Products
New Products That Meet Customer Needs and Fuel Growth
2010
Commercial
Oil Fryer
Commercial
Rolled Steel
Residential
Pool
Commercial
Gate Operator Motor
Commercial
Garage Operator Motor
Residential
Commercial
A/C Compressor
2009
GI-Oil Circulator
IP55 Guardian
GI-Gate
Opener Motor
GI-SX Garage Door
Opener Motor
Power Vent
Water Heater Blower
Herm. VS IPM
2008
Residential
A/C Compressor
Res. – A/C System
& Furnace Blower
Commercial
A/C Compressor
Residential
Pool
Residential
A/C Compressor
Residential
A/C Compressor
Residential
A/C Compressor
42 Frame Hi Eff.
Pump
56 Frame
Premium Eff.
Hermetic
1,500 HP –
13,800 Volts
Herm LS IPM
Herm. VS
IPM

EPC:  A Leader in Hermetic motors
Segment Commentary Key Applications
Select Products
Leading independent supplier of hermetic motors
Strong relationships with leading customers in the industry
Supplier to a number of key OEM residential and
commercial HVAC&R industry participants
Strong global platform of commercial hermetic motors sold
throughout China, Japan, Europe and North America
Manufactured in Mexico and China
New variable speed capability for energy efficiency
Expected growth rates: 13.4% in 2010E & 11.8% in 2011E
Screw compressors
Reciprocating compressors
Scroll compressors
Centrifugal compressors

EPC financial summary
($ in millions)
Electrical Products Company
Year ended
December 31,
Nine months
ended September 30,
LTM
September 30,
2009 2009 2010 2010
Sales $620.4 $472.0 $539.4 $687.8
Adj. EBITDA $62.5 $52.0 $87.3 $97.8
% Margin 10.1% 11.0% 16.2% 14.2%
Adj. Income from Operations $33.0 $29.9 $67.6 $70.7
% Margin 5.3% 6.3% 12.5% 10.3%
Capex $14.3 $10.5 $10.4 $14.2
% of Sales 2.3% 2.2% 1.9% 2.1%
Source: Public filings and A.O. Smith management.

Combination creates compelling value
Strong Cultural Fit And Similar Manufacturing Footprint Facilitates Integration
Increases scale
Complementary product
offerings
Creates shareholder
value
Builds upon strong product offering
Augments presence in low cost manufacturing locations
Talented management
Highly complementary products
Commercial and Residential Hermetic
Aftermarket and general industry distribution
Accretive in the first full year following the acquisition, excluding one-
time transaction-related expenses and purchase accounting
adjustments
Strategically deploys cash and utilizes debt capacity
Generates significant Free Cash Flow

$35.0
$35.0
$30.0
$20.0
$10.0
YR 1 YR 2 YR 3 YR 4 YR 5
$30 million to $40 million of synergies
Anticipated Gross Synergies
Anticipated Integration costs
Explanation of synergies
Procurement Synergies
Logistics Synergies
Manufacturing Synergies
Revenue Synergies
Regal Beloit Projects Meaningful Synergies Resulting From The Acquisition Of EPC
($ in millions)
$5.8
$2.2 $2.2
$0.0 $0.0
YR 1 YR 2 YR 3 YR 4 YR 5
($ in millions)
Explanation of integration costs
Expense
Capital

Financial impact of combination
Combined Company Will Have Ability To Rapidly De-lever
($ in millions)
Pro Forma LTM 9/30/10 Financial Data
RBC + EPC = PF RBC
Sales $2,146 $688 $2,833
Adj. EBITDA $326 $98 $424
% Margin 15.2% 14.2% 15.0%
Capex $38 $14 $52
% of Sales 1.8% 2.1% 1.8%
Free cash flow $288 $84 $372
Total Debt $433 $600 $1,033
Shareholder's Equity $1,348 $175 $1,523
Total Debt / Capital 24.3% 40.4%
Source: Public filings and A.O. Smith management.
(1) Calculated as EBITDA less capex.
(2) Assumes $600 million of new debt and $175 million of new equity issued in connection with the transaction.
(2)
(2)
(1)

Regal Beloit and EPC: A Strong Combination
Nearly $3 billion of combined revenue and over $400 million of EBITDA in 2010E
Broader reach with complementary product offerings
Combined technology offers additional value to customers
Additional channels to drive energy efficient technology
Global, low-cost manufacturing footprint
Combined management strength with deep bench
Creates meaningful shareholder value through accretion and significant Free Cash Flow

14

Adjusted EBITDA reconciliation – EPC
($ in millions)
Electrical Products Company
Year ended
December 31,
Nine months
ended September 30,
LTM
September 30,
2009 2009 2010 2010
Income from Operations $32.5 $27.5 $61.9 $66.9
Adjustments
Hedges 3.0 3.0 – –
Inventory & LIFO (6.8) (2.1) 3.4 (1.3)
Restructuring & Other 4.3 1.5 2.3 5.1
Total Adjustments 0.5 2.4 5.7 3.8
Adjusted Income from Operations $33.0 $29.9 $67.6 $70.7
D&A 29.5 22.1 19.7 27.1
Adjusted EBITDA $62.5 $52.0 $87.3 $97.8
Source: Public filings and A.O. Smith management.

16 Adjusted EBITDA reconciliation – RBC Regal Beloit Corporation LTM September 30, 2010 Income from Operations $253.0 D&A 72.9 Adjusted EBITDA $325.9 Source: Public filings. ($ in millions)